Exhibit 99.1

BENEFICIAL MUTUAL BANCORP SHAREHOLDER PRESENTATION MAY 16, 2013

2 SAFE HARBOR STATEMENT THIS PRESENTATION MAY CONTAIN PROJECTIONS AND OTHER “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE STATEMENTS ARE NOT HISTORICAL FACTS, RATHER STATEMENTS BASED ON THE CURRENT EXPECTATIONS OF BENEFICIAL MUTUAL BANCORP, INC. (THE “COMPANY”) REGARDING ITS BUSINESS STRATEGIES, INTENDED RESULTS AND FUTURE PERFORMANCE. FORWARD-LOOKING STATEMENTS ARE PRECEDED BY TERMS SUCH AS “EXPECTS,” “BELIEVES,” “ANTICIPATES,” “INTENDS” AND SIMILAR EXPRESSIONS. MANAGEMENT’S ABILITY TO PREDICT RESULTS OR THE EFFECT OF FUTURE PLANS OR STRATEGIES IS INHERENTLY UNCERTAIN. FACTORS THAT COULD AFFECT ACTUAL RESULTS INCLUDE INTEREST RATE TRENDS, THE GENERAL ECONOMIC CLIMATE IN THE MARKET AREA IN WHICH THE COMPANY OPERATES, AS WELL AS NATIONWIDE, THE COMPANY’S ABILITY TO CONTROL COSTS AND EXPENSES, COMPETITIVE PRODUCTS AND PRICING, LOAN DELINQUENCY RATES, CHANGES IN FEDERAL AND STATE LEGISLATION AND REGULATION AND OTHER FACTORS THAT MAY BE DESCRIBED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORTS ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q AND OTHER REQUIRED FILINGS. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD-LOOKING STATEMENTS AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS. THIS PRESENTATION INCLUDES INTERIM AND UNAUDITED FINANCIALS, WHICH ARE SUBJECT TO FURTHER REVIEW BY THE COMPANY’S INDEPENDENT ACCOUNTANTS.

3 PRESENTATION TOPICS • OUR MARKET • CURRENT FOCUS • 2012 FINANCIAL HIGHLIGHTS • OTHER MATTERS

4 COMPANY SNAPSHOT • Founded in 1853 • Oldest and largest bank headquartered in Philadelphia • #6 Deposit Market Share in Philadelphia/Southern New Jersey • 3rd largest publicly traded mutual holding company by Assets and Market Capitalization ($ in millions) 12/31/2012 Assets $5,006 Deposits $3,928 Equity $634 Branches 63 TCE/TA 10.30%

5 LARGEST INDEPENDENT PHILADELPHIA BANK Sources: SNL Financial LC $ in thousands Total Number of Deposits in Market Rank Bank Branches Market Share 1 191 $26,024,222 19.63% 2 148 $17,662,764 13.32% 3 172 $16,141,217 12.17% 4 143 $13,801,959 10.41% 5 98 $8,292,136 6.25% 6 63 $3,888,497 2.93% 7 70 $3,779,573 2.85% 8 71 $3,516,327 2.65% 9 46 $2,219,350 1.67% 10 51 $2,152,307 1.62%

6 OUR MARKET - GREATER PHILADELPHIA AREA (1) Excludes Beneficial Sources: U.S. Census Bureau, SNL Financial LC Opportunity for Growth Both Organically and through Acquisitions in the Attractive Philadelphia Metro Area • 5th largest metropolitan region in the U.S. • 63 colleges and universities • Median household income of $57k versus national median of $50k • Community banks comprise a large portion of total institutions in Philadelphia Metro area (100 of 114) Population 6.0 million Median Household Income $57,132 Projected 5-Year Household Income Growth 21% Projected Population Change 2% Market Deposits $301.8 billion Total Branches 1,843 Total Institutions 114 Philadelphia MSA Market Deposits $41.0 billion Average Deposits per Bank $410 million Total Branches 789 Total Institutions 100 Philadelphia MSA Community Banks (1)

7 OUR MARKET – GREATER PHILADELPHIA AREA • We operate in a dynamic medium between regional and super regional competitors, and local community banks • Large enough to compete with the largest financial institutions • There are 114 banking institutions in the Philadelphia Metro Area including Beneficial • 84 of these institutions have less than 10 branch locations • Only 10 of these institutions including Beneficial have more than 50 branch locations • Beneficial is positioned to take advantage of marketplace consolidation • Enough pre-second step capital for another branch acquisition to either enhance existing branch footprint or strategically grow in other key Philadelphia/Southern New Jersey markets • Also targeting fee based businesses such as specialty finance, wealth management and insurance

8 PRESENTATION TOPICS • OUR MARKET • CURRENT FOCUS • 2012 FINANCIAL HIGHLIGHTS • OTHER MATTERS

9 CURRENT FOCUS – PROFITABILITY & CREDIT • Improved profitability • Expanding C&I and CRE teams to organically grow loan portfolio • Increasing focus and coverage of our mortgage banking team • Balance sheet mix • Loan and deposit pricing • Focused on operating efficiency and cost structure • Asset quality • Dedicated resolution team • Elevated credit related costs to weigh on earnings for near term • Continue to reduce non-performing asset levels • Maintain strong reserves to total loans and non-performers

10 CURRENT FOCUS – COMMERICAL LENDING • New Commercial Lending Organizational Structure in place • Created separate C&I and Commercial Real Estate teams in 2012, as well as a new Business Development group • Targeting in-market relationship building and maximizing opportunities from existing relationships • Preparing to take advantage of opportunities when the economy improves and loan demand grows in our region

11 CURRENT FOCUS – CREDIT • Significant investment in credit infrastructure in 2012 • Commercial Credit, Workout and Collections • Maintaining prudent underwriting standards for new originations • Successfully reducing non-performing asset levels • Maximizing recovery of workout loans

12 CURRENT FOCUS – RETAIL BANKING The Beneficial Conversation is Changing How We Do Business in Our Branches • Sell Through Education • Deepen Relationships with Customers • Capitalize on Cross-Selling Opportunities • Higher Brand Advocacy • Maximize our Customers’ Experience The Beneficial Conversation

13 CURRENT FOCUS – RETAIL BANKING • Continue to provide superior customer service as recognized by J.D. Power & Associates as # 1 in Mid-Atlantic Region and # 2 in the U.S. • Align our products and services to our customers’ needs • Mobile Banking • Bill Pay (2013) • Remote Deposit Capture (2013) • On-line Account Opening (2013) • Devon and Springfield campuses opened in the first quarter of 2013. Three additional campuses being constructed late 2013; early 2014. • Improve pricing and mix of deposits

14 CURRENT FOCUS – MORTGAGE BANKING • Development of new Mortgage Banking Team began in the second quarter of 2011 • Continue to build team out in all counties throughout our footprint • Representatives develop relationships in our footprint and support our branch network; no out-of-market origination • Have generated $323 million of mortgage originations since Q3 2011 ($231 million in 2012) • Recorded mortgage banking income in 2012 of $2.7 million

15 CURRENT FOCUS – CAPITAL • Capital Strength • Maintain strong capital levels to allow strategic flexibility • Continue fundamental organic growth • Exceed all current and proposed regulatory requirements (BASEL III) • Capital Management • Active balance sheet management • Invest into profitable businesses • Share repurchases

16 PRESENTATION TOPICS • OUR MARKET • CURRENT FOCUS • 2012 FINANCIAL HIGHLIGHTS • OTHER MATTERS

17 2012 HIGHLIGHTS • During 2012, non-performing loans, excluding Government Guaranteed Student Loans, decreased $39.5 million, or 37%, to $68.4 million. Our non-performing asset ratio improved to 1.60% from 2.73%. • Excluding municipal deposits, core deposits increased $449 million, or 22%, in 2012 • Generated mortgage banking income of $2.7 million • Strengthened the balance sheet during the year with an allowance for loan loss coverage ratio of 2.36% compared to 2.10%; and a reserve to non-performing loan ratio of 84.3% as compared to 50.2% • Repurchased 983,300 shares during the year • Successfully integrated SE Financial Corp. • Maintained strong capital levels with tangible capital to tangible assets of 10.30%

18 STATEMENT OF CONDITION 12/31/2012 12/31/2011 $ % Assets: Cash and Cash Equivalents $489,908 $347,956 $141,952 40.80% Investment Securities 1,761,073 1,376,638 384,435 27.93% Loans 2,447,304 2,576,129 (128,825) -5.00% Allowance for loan losses (57,649) (54,213) (3,436) 6.34% Net Loans 2,389,655 2,521,916 (132,261) -5.24% Other Assets 365,768 349,594 16,174 4.63% Total Assets $5,006,404 $4,596,104 $410,300 8.93% Liabilities: Deposits: Non-interest bearing deposits $328,892 $278,968 $49,924 17.90% Interest bearing deposits 3,598,621 3,315,834 282,787 8.53% Total Deposits 3,927,513 3,594,802 332,711 9.26% Borrowed funds 250,352 250,335 17 0.01% Other liabilities 194,666 121,587 73,079 60.10% Total Liabilities $4,372,531 $3,966,724 $405,807 10.23% Stockholders' Equity: Total Stockholders' equity 633,873 629,380 4,493 0.71% Total Liabilities and Stockholder's Equity $5,006,404 $4,596,104 $410,300 8.93% 12/31/12 vs 12/31/11 $ in thousands

19 LOAN PORTFOLIO Total Loans = $2.4 billion $ in millions • Loan balances decreased during the year as a result of a number of large commercial loan repayments and decreased loan demand, as well as, our decision to sell agency mortgage loans. Focused on building our commercial lending teams to position Beneficial for future growth. 12/31/2012 12/31/2011 $ Change % Change CRE $745 $780 ($35) -4.49% C&I 332 429 (97) -22.61% Total Commercial $1,077 $1,209 ($132) -10.92% Residential 667 630 37 5.87% Consumer 703 737 (34) -4.61% Total Consumer $1,370 $1,367 $3 0.22% Total Loans $2,447 $2,576 ($129) -5.01% CRE 30% C&I 14% Residential 27% Consumer 29%

20 LOAN PORTFOLIO – ASSET QUALITY • Credit costs have decreased during the year but continue to significantly impact our financial results • During 2012, we recorded a provision for credit losses of $28 million, as compared to $37.5 million in 2011 • We have seen improvement in our credit quality with non-performing assets decreasing $45.5 million, or 36.2%, to $80.2 million (excluding guaranteed student loans). However, charge-offs remain elevated. • We continue to build our allowance for loan loss reserve with a coverage ratio of 2.36% • We expect that the provision for credit losses will remain elevated in 2013 as we continue to focus on reducing our non-performing asset levels

21 ASSET QUALITY – NON-PERFORMING ASSETS $ in thousands • Non-Performing Assets declined $50 million or 32% compared to December 31, 2011 • Non-Performing Assets include $24 million of guaranteed student loans • Excluding guaranteed student loans, non-performing assets/total assets declined 41% from 2.73% to 1.60% $140,429 $154,105 $104,182 2.85% 3.35% 2.08%  $- $50,000 $100,000 $150,000 2010 2011 2012 Non-Performing Assets Non-Performing Assets % of Total Assets $112,541 $125,682 $80,169 2.28% 2.73% 1.60% $- $50,000 $100,000 $150,000 2010 2011 2012 Non-Performing Assets excluding Student Loans Non-Performing Assets excluding student loans % of Total Assets $ in thousands

22 ASSET QUALITY – ALLL $ in thousands • Reserves levels and coverage ratios remain strong $45,366 $54,213 $57,649 1.62% 2.10% 2.36% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2010 2011 2012 Allowance for Loan Losses Allowance % of Total Portfolio $95,847 $107,907 $68,417 47.33% 50.24% 84.26% $(10,000) $10,000 $30,000 $50,000 $70,000 $90,000 $110,000 2010 2011 2012 Allowance for Loan Losses to Non-Performing Loans Non-Performing Loans (Excl. Student Loans) % of NPL excluding Student Loans $ in thousands

23 DEPOSIT COMPOSITION $ in millions Total Deposits = $3.9 billion Total Core Deposits = $3.1 billion (80%) • Core deposit balances (excluding municipal deposits) increased by $449 million, which includes $220 million from the SE Financial acquisition • Municipal deposits decreased by $67 million or 10% Checking 25% Municipal 16% Savings 26% MMT 13% Time 20% 12/31/2012 12/31/2011 $ Change % Change Checking $993 765 $ $228 29.80% Savings 1,037 783 254 32.44% Money Market 497 530 (33) -6.23% Total $2,527 $2,078 $449 21.61% Municipal Deposits 612 679 (67) -9.87% Time Deposits 789 838 (49) -5.85% Total Deposits $3,928 $3,595 $333 9.26%

24 COST OF DEPOSITS $ in millions $ in millions • Cost of deposits has significantly declined with steady growth in deposit balances • Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize net interest margin and ROE • Aggressively re-priced and decreased the municipal deposit portfolio in 2011 and 2012 $2,770 $2,928 $3,177 0.91% 0.77% 0.63% $2,500 $3,000 $3,500 2010 2011 2012 Total Deposits (excluding Municipal Deposits) Average Balance Rate $932 $873 $636 1.02% 0.78% 0.48% $- $200 $400 $600 $800 $1,000 $1,200 2010 2011 2012 Municipal Deposits Average Balance Rate

25 STATEMENT OF OPERATIONS ($ in thousands) 2012 2011 2010 Interest Income 170,430 $ 180,143 $ 197,514 $ Interest Expense 30,973 38,046 49,896 Net Interest Income 139,457 142,097 147,618 Provision for loan loss 28,000 37,500 70,200 Non-Interest Income 27,606 25,236 27,220 Non-Interest Expense 123,125 120,710 128,390 Pre-Tax Earnings 15,938 9,123 (23,752) Tax Provision (Benefit) 1,759 (1,913) (14,789) Net Income 14,179 $ 11,036 $ (8,963) $ Diluted EPS 0.18 $ 0.14 $ (0.12) $ • Returned to profitability in 2011 with further improvement in 2012 • However, asset quality continues to significantly impact our financial results

26 NET INTEREST MARGIN $147,618 $142,097 $139,457 3.32% 3.22% 3.13% $50,000 $75,000 $100,000 $125,000 $150,000 2010 2011 2012 Net Interest Income Net Interest Margin • Have significantly reduced cost of deposits; however, net interest margin will be under pressure in future periods with the persistent low rate environment $ in thousands

27 CAPITAL LEVELS REMAIN STRONG 10.16% 11.30% 10.30% 2010 2011 2012 Tangible Common Equity to Tangible Assets - 165 147 142 267 296 313 432 443 455 15.69% 18.09% 19.23% 0 100 200 300 400 500 600 2010 2011 2012 Tier 1 Risked Based Capital - Well Capitalized Excess Actual Ratio 243 229 239 189 214 216 432 443 455 8.89% 9.67% 9.53% 0 100 200 300 400 500 600 2010 2011 2012 Tier 1 Leverage - Well Capitalized Excess Actual Ratio 276 244 236 191 229 248 467 473 484 16.95% 19.35% 20.50% 0 100 200 300 400 500 600 2010 2011 2012 Total Risk Based Capital Ratio - Well Capitalized Excess Actual Ratio

28 BENEFICIAL COMMON SHARE REPURCHASE SUMMARY • 983,300 shares purchased during 2012 and 1.1 million shares to date at an average price of $8.60 • Company will continue to repurchase shares in accordance with program guidelines • Approximately 1.26 million shares remaining to be repurchased under the Plan 106,800 983,300 $8.16 $8.64 - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2011 2012 # of Shares Average Price

29 PRESENTATION TOPICS • OUR MARKET • CURRENT FOCUS • 2012 FINANCIAL HIGHLIGHTS • OTHER MATTERS

30 OTHER MATTERS • Beneficial was notified by the U.S. Department of Justice (the “DOJ”) that it had initiated an investigation of the Bank under the Equal Credit Opportunity Act and the Fair Housing Act • The investigation resulted from a referral by the Federal Deposit Insurance Corporation (FDIC) and focuses on the Bank’s origination of home equity and mortgage loans • Since the investigation is in its early stages, we cannot predict the eventual outcome of the DOJ investigation or any impact on our future operations or financial results • Until the investigation is completed, it is unlikely that Beneficial will be filing any regulatory applications related to strategic expansion or regarding a second step conversion, which the Board had been actively evaluating

31 QUESTIONS QUESTIONS?

32